UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 19, 2012

ROMA FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

United States	0-52000	51-0533946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Route 33, Robbinsville, New Jersey	08691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 223-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN REPORT

Section 1  Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

On December 19, 2012, Roma Financial Corporation (“Roma Financial”), Roma Bank (“Roma Bank”) and Roma Financial Corporation, MHC (“Roma MHC”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Investors Bancorp, Inc. (“Investors Bancorp”), Investors Bank (“Investors Bank”) and Investors Bancorp, MHC (“Investors MHC”) which contemplates the consummation of a series of related merger transactions.  Under the Merger Agreement, the following transactions are expected to occur.

•	Roma MHC will merge with and into Investors MHC, with Investors MHC as the surviving entity (the “MHC Merger”). The separate corporate existence of Roma MHC will cease.
•
Following the MHC Merger, Roma Financial will merge with and into Investors Bancorp, or a to-be-formed wholly owned subsidiary of Investors Bancorp, with Investors Bancorp (or its wholly-owned subsidiary) as the surviving entity (the “Merger”).   The separate corporate existence of Roma Financial will cease.

•	Following the Merger, Roma Bank will merge with and into Investors Bank, with Investors Bank as the surviving entity (the “Roma Bank Merger”). The separate corporate existence of Roma Bank will cease.
•	It is also intended that following the Roma Bank Merger, RomAsia Bank will merge with and into Investors Bank and that the separate existence of RomAsia Bank will cease.

As a result of the Merger, each share of Roma Financial common stock issued and outstanding immediately prior to the effectiveness of the Merger will converted into the right to receive 0.8653 shares of Investors Bancorp common stock (the “Exchange Ratio”).   All Roma Financial options issued under the Roma Financial 2008 Equity Incentive Plan, whether vested or unvested, will become fully vested and converted into options to purchase shares of Investors Bancorp common stock, subject with the number of shares subject to the option and the per share exercise price thereof adjusted based on the Exchange Ratio.  Additionally, each outstanding Roma Financial restricted share award will become fully vested and be converted into the right to receive shares of Investors Bancorp common stock based on the Exchange Ratio.

The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes.  The Merger is expected to close during the second quarter of 2013.

The Merger Agreement contains a number of customary representations and warranties by the parties regarding certain aspects of their respective businesses, financial condition, structure and other facts pertinent to the Merger that are customary for a transaction of this kind. They include, among other things: the organization, existence, and corporate power and authority and capitalization of each of the parties; the absence of conflicts with and violations of law and various documents, contracts and agreements; the absence of any development materially adverse to the companies; the absence of adverse material litigation; accuracy of reports and financial statements filed with the Securities and Exchange Commission (the “SEC”); and the accuracy and completeness of the statements of fact made in the Merger Agreement.

Investors Bank will invite all members of the Roma Financial board of directors as of the date of the Merger Agreement to serve as members of an advisory board, the function of which will be to advise Investors Bank with respect to the Roma Bank market area, deposit and lending activities and customer relationships (the “Roma Advisory Board”).

In addition, the number of persons comprising the boards of directors of each of Investors Bancorp, Investors MHC and Investors Bank (the “Investor Parties”) shall be increased by three (3), and three members of the Roma Financial board of directors as of the date of the Merger Agreement, as designated by Investors Bancorp in consultation with Roma Financial, shall be appointed to the board of directors of each of the Investor Parties.  For a period of three years following the closing of the Merger, if any of the directors of Roma Financial appointed to the boards of directors of the Investors Parties departs (due to retirement, death or otherwise), a person from the Roma Advisory Board selected by Investors Bancorp, subject to the governance criteria, including independence standards, applicable to all Investor Bancorp director appointments, shall be appointed to the board of directors of each of the Investors party as a replacement.

Each of the directors and named executive officers of Roma Financial and Roma Bank, and Roma MHC itself, have entered into a voting agreement with Investors Bancorp, pursuant to which each director and named executive officer of Roma Financial and Roma Bank, as well as Roma MHC itself, has agreed, to vote all shares of Roma Financial Common Stock in favor of the approval of the Merger Agreement and the transactions contemplated thereby (collectively the “Roma Voting Agreements”).  In addition, Investors MHC has entered into a voting agreement pursuant to which Investors MHC has agreed to vote all shares of Investors Bancorp it holds in favor of the Merger (the “Investors Voting Agreement,” collectively with the Roma Voting Agreements, the “Voting Agreements”).

The obligation of the parties to complete the Merger is subject to various customary conditions, including, among others: the Merger Agreement and applicable transactions having been approved by the required vote of the shareholders of Roma Financial, Investors Bancorp, and members of Roma MHC; the absence of any law or order prohibiting the closing of the Merger or related transactions; receipt of required regulatory approvals; the effectiveness of the registration statement to be filed by Investors Bancorp under the Securities Act of 1933, as amended (the “Securities Act”); the approval for listing on Nasdaq of the shares to be issued; and the receipt by each of Roma Financial and Investors Bancorp of a legal opinion from its respective legal counsel that the Merger and related transactions will qualify as a tax-free reorganization under United States federal income tax laws.

In addition, Roma Financial may not solicit additional offers after executing the Merger Agreement.  However, Roma Financial may respond to an unsolicited acquisition proposal prior to the date of the shareholder meeting to approve the Merger Agreement if its board of directors believes in good faith, after consulting with its outside legal counsel and financial advisors, such proposal constitutes or is reasonably likely to lead to a “Superior Proposal” as such term is defined in the Merger Agreement.

If the Merger is not consummated under certain circumstances, Roma Financial has agreed to pay Investors Bancorp a termination fee of approximately $12,000,000.  Roma Financial agreed to this termination fee arrangement in order to induce Investors Bancorp to enter into the Merger Agreement. Investors Bancorp has agreed to reimburse Roma’s expenses up to a maximum of $2.0 million in the event the Merger Agreement is terminated because the Federal Reserve Board does not approve the transaction as long as FDIC approval has been obtained.  Roma also has the right to terminate the Merger Agreement if the average closing price of Investors Bancorp’s common stock during the five day period commencing on the determination date is less than $14.15 (a 20% decrease from the date of the Merger Agreement) and Investors Bancorp’s Common Stock underperforms an index of financial institution stocks by more than 20%.  If Roma Financial opts to use this termination right, Investors Bancorp will have the option to increase the consideration to be received by the holders of Roma Financial common stock by adjusting the Exchange Ratio.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and forms of the Voting Agreements are attached hereto as exhibits 2.2-2.4. The Merger Agreement has been included as an exhibit to provide security holders with information regarding its terms.  It is not intended to provide factual information about the parties thereto, or any of their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Roma Financial.

The foregoing summaries of the Merger Agreement and Voting Agreements are qualified in their entirety by reference to the complete text of such documents, contained in the exhibits to this Current Report on Form 8-K, which are incorporated by reference in their entirety.   The parties issued a joint press release on December 19, 2012 which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 9   Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits.

(d)           Exhibits

2.1           Agreement and Plan of Merger, dated December 19, 2012, by and among Roma Financial Corporation MHC, Roma Financial Corporation and Roma Bank and Investors Bancorp, MHC, Investors Bancorp, Inc. and Investors Bank.

2.2           Form of Voting Agreement (Roma Directors and Executive Officers)

2.3           Form of Voting Agreement (Roma MHC)

2.4           Form of Voting Agreement (Investors MHC)

99.1           Press Release, dated December 19, 2012

Important Additional Information.

In connection with the Merger, Investors Bancorp will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of Investors Bancorp and Roma Financial and a prospectus of Investors Bancorp (the “Proxy Statement/Prospectus”), which will be mailed to shareholders of Roma Financial and Investors Bancorp, as well as other relevant documents concerning the Merger.  SHAREHOLDERS OF ROMA FINANCIAL AND INVESTORS BANCORP ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

When available, a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Roma Financial and Investors Bancorp, may be obtained on the SEC’s website at www.sec.gov.

You will also be able to obtain these documents, free of charge, from Roma Financial at www.romabank.com or from Investors Bancorp at www.myinvestorsbank.com.

Roma Financial and Investors Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Roma Financial and Investors Bancorp in connection with the Merger.  Information about the directors and executive officers of Roma Financial and their ownership of Roma Financial common stock is set forth in the proxy statement related to Roma Financial’s 2012 annual meeting of shareholders, as filed with the SEC on March 14, 2012, and on Forms 3, 4 and 5 subsequently filed with the SEC by its officers and directors.  Information about the directors and executive officers of Investors Bancorp and their ownership of Investors Bancorp’s common stock is set forth in the proxy statement related to Investors Bancorp’s 2012 annual meeting of shareholders, as filed with the SEC on April 16, 2012, and on Forms 3, 4 and 5 subsequently filed with the SEC by its officers and directors.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the Proxy Statement/Prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Statement Regarding Forward-Looking Statements.

Certain statements made herein and in the attached press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements related to the timing of the closing of the Merger. Although Roma Financial believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of existing knowledge, there can be no assurance as to the timing of the closing of the Merger or that future results will not differ significantly from those expressed or implied by any forward-looking statements.

            Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, those described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Roma Financial’s Form 10-K for the year ended December 31, 2011 and documents subsequently filed by Roma Financial with the SEC, including Roma Financial’s Form 10-Qs for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012 and in Investors Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and documents subsequently filed by Investors Bancorp, including Investors Bancorp’s Form 10-Qs for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012.  All of these documents are or will be available on the SEC’s website at www.sec.gov.  Roma Financial assumes no duty to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMA FINANCIAL CORPORATION
Date: December 20, 2012	By:	/s/ Sharon L. Lamont
Sharon L. Lamont Chief Financial Officer

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated December 19, 2012, by and among Roma Financial Corporation MHC, Roma Financial Corporation and Roma Bank and Investors Bancorp, MHC, Investors Bancorp, Inc. and Investors Bank.

2.2	Form of Voting Agreement (Roma Directors and Executive Officers)

2.3	Form of Voting Agreement (Roma MHC)

2.4	Form of Voting Agreement (Investors MHC)

99.1	Press Release, dated December 19, 2012